UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 19, 2004

Belmont Bancorp.

(Exact name of registrant as specified in its charter)

Ohio	0-12724	34-1376776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 Main Street, Bridgeport, Ohio	43912
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(740) 695-3323

NO CHANGE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On October 19, 2004, Belmont Bancorp. issued a press release announcing a cash dividend of $0.04 per common share payable on November 12, 2004 to shareholders of record as of October 29, 2004.

Item 9.01 Financial Statements and Exhibits.

(c) A copy of the press release described in Item 7.01 above is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Belmont Bancorp.
(Registrant)

/s/ Wilbur R. Roat
Wilbur R. Roat
President & CEO

Dated: October 25, 2004